FIRST AMENDMENT


         THIS AMENDMENT, dated as of March 10, 1997 (the "Amendment") relating to the Credit Agreement referenced below, by and among CONSECO, INC., an Indiana corporation (the "Borrower"), the several financial institutions from time to time party to the thereto, (herein, together with any Eligible Assignees thereof, collectively called the "Banks" and each individually, a "Bank"), the Managing Agents party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as syndication agent for and on behalf of the Banks, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as documentation agent for and on behalf of the Banks, and NATIONSBANK, N.A. (SOUTH), as administrative agent for and on behalf of the Banks (the "Administrative Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $1,400,000,000 credit facility has been extended to the Borrower pursuant to the terms of that certain Credit Agreement dated as of November 22, 1996 (as amended, modified or otherwise supplemented, the "Credit Agreement") among the Borrower, the Banks , the Managing Agents party thereto, Bank of America National Trust and Savings Association, as syndication agent for and on behalf of the Banks, First Union National Bank of North Carolina, as documentation agent for and on behalf of the Banks and the Administrative Agent;

         WHEREAS, the  Borrower  has  requested  an  amendment  to  the   Credit
Agreement; and

         WHEREAS, the Banks are willing to make such amendment,

         NOW,  THEREFORE,  IN CONSIDERATION of these premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         A.  The definition of Total Shareholders' Equity set  forth  in Section
901.1 of the Credit Agreement is amended in its entirety and replaced with the following:

         "Total Shareholders' Equity" shall mean the sum of (i) total shareholders' equity of a Person as determined in accordance with GAAP (calculated excluding unrealized gains (losses) of securities as determined in accordance with FAS 115) and (ii) the redemption value or liquidation preference (or if less, the purchase price), as applicable, of the ALHC Preferred Stock and the TOPrS.

         B. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules thereto) remain in full force and effect.


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



         C. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         D. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         E. This Amendment, and the Credit Agreement as amended hereby, shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                                   CONSECO, INC.


                                By:/S/ROLLIN M. DICK
                                   -------------------------------
                                Name: Rollin M. Dick
                                Title: Executive Vice President and
                                        Chief Financial Officer

AGENTS AND BANKS:               NATIONSBANK, N.A. (SOUTH),
                                as Administrative Agent and as a Bank


                                By:/S/GREGORY A. SEIB
                                   -------------------------------
                                Name: Gregory A. Seib
                                Title: Senior Bank Debt Specialist


                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION,
                                as Syndication Agent


                                By:_________________________________
                                Name:
                                Title:


                                BANK OF AMERICA ILLINOIS


                                By:_________________________________
                                Name:
                                Title:


                                FIRST UNION NATIONAL BANK
                                OF NORTH CAROLINA, as
                                Documentation Agent and as a Bank


                                 By:________________________________
                                  Name:
                                  Title:

                                  THE BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as Managing Agent and as a Bank


                                   By:/S/J. BECKWITH
                                      --------------------------------
                                   Name: J. Beckwith
                                   Title: Vice President


                                   THE BANK OF NEW YORK, as Managing Agent
                                   and as a Bank


                                   By:/S/MICHAEL J. BARRY
                                      --------------------------------
                                   Name: Michael J. Barry
                                   Title: Assistant Vice President


                                   BANK ONE TEXAS, N.A., as Managing Agent
                                   and as a Bank


                                   By:/S/JIM V. MILLER
                                      --------------------------------
                                   Name: Jim V. Miller
                                   Title: Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as Managing Agent and as a Bank


                                   By: /S/SEBASTIAN ROCCO
                                       -------------------------------
                                   Name: Sebastian Rocco
                                   Title: First Vice President


                                   DEUTSCHE BANK AG,
                                    NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCH, as Managing
                                    Agent and as a Bank


                                   By: /S/JOHN S. MCGILL
                                       --------------------------------
                                   Name: John S. McGill
                                   Title: Vice President

                                   By: /S/ECKHARD OSENBERG
                                       --------------------------------
                                   Name: Eckhard Osenberg
                                   Title: Assistant Vice President

                                   THE LONG-TERM  CREDIT BANK OF JAPAN,
                                   LTD.,  CHICAGO  BRANCH,  as Managing
                                   Agent and as a Bank


                                   By: /S/BRADY S. SADEK
                                       ------------------------------
                                   Name: Brady S. Sadek
                                   Title: Vice President and
                                          Deputy General Manager


                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   as Managing Agent and as a Bank


                                   By: /S/GERALD J. GIRARDI
                                       ------------------------------
                                   Name: Gerald J. Girardi
                                   Title: Director, CIBC Wood Gundy
                                            Securities Corp., as Agent


                                   CORESTATES BANK, NA, as Managing Agent
                                   and as a Bank


                                   By:
                                      -----------------------------------
                                   Name:
                                   Title:


                                   SANWA BANK, as Managing Agent
                                   and as a Bank


                                   By:/S/RICHARD H. AULT
                                      -----------------------------------
                                   Name: Richard H. Ault
                                   Title: Vice President


                                   FLEET NATIONAL BANK, as Managing Agent
                                   and as a Bank


                                   By:/S/ROBERT E. MEDITZ
                                      -----------------------------------
                                   Name: Robert E. Meditz
                                   Title: Assistant Vice President

                                   SOCIETE GENERALE, as Managing Agent
                                   and as a Bank


                                   By:/S/LAURA A. HOPE
                                      -------------------------------
                                   Name: Laura A. Hope
                                   Title: Vice President


                                   COMERICA BANK, as Managing Agent
                                   and as a Bank


                                   By:/S/PHILLIP A. COOSAIA
                                      --------------------------------
                                   Name: Phillip A. Coosaia
                                   Title: Vice President


                                   THE FUJI BANK, LIMITED, as Managing Agent and as a Bank


                                   By: /S/PETER L. CHINNICI
                                       -------------------------------
                                   Name: Peter L. Chinnici
                                   Title: Joint General Manager


                                   SUNTRUST BANK, as Managing Agent
                                   and as a Bank


                                   By: /S/CHRIS BLACK
                                       -------------------------------
                                   Name: Chris Black
                                   Title: Vice President


                                   THE CHASE MANHATTAN BANK


                                   By:/S/PAUL SCHULTZ
                                      -------------------------------
                                   Name: Paul Schutlz
                                   Title:

                                   THE ROYAL BANK OF SCOTLAND plc


                                   By:/S/ D. DOUGAN
                                      ---------------------------
                                   Name: D. Dougan
                                   Title: Vice President


                                   THE MITSUBISHI TRUST AND BANKING CORPORATION
                                   - CHICAGO BRANCH


                                   By: /S/MASAAKI YAMAGISHI
                                       ---------------------------
                                   Name: Masaaki Yamagishi
                                   Title: Chief Manager


                                   THE YASUDA TRUST & BANKING CO., LTD., CHICAGO BRANCH


                                   By: /S/JOSEPH C. MEEK
                                       ---------------------------
                                   Name: Joseph C. Meek
                                   Title: Deputy General Manager


                                   BANQUE NATIONALE DE PARIS


                                   By: /S/PHIL TRUESDALE
                                       ---------------------------
                                   Name: Phil Truesdale
                                   Title: Vice President

                                   By: /S/VERONIQUE MARCUS
                                       ---------------------------
                                   Name: Veronique Marcus
                                   Title: Assistant Vice President

                                   STAR BANK, NATIONAL ASSOCIATION


                                   By:_________________________________
                                   Name:
                                   Title:

                                   CREDIT SUISSE

                                   By:/S/GEOFFREY M. CRAIG
                                      ---------------------------
                                   Name: Geoffrey M. Craig
                                   Title: Vice President


                                   By:/S/KRISTINN R. KRISTINSSON
                                      ---------------------------
                                   Name: Kristinn R. Kristinsson
                                   Title: Associate


                                   KEYBANK NATIONAL ASSOCIATION


                                   By: /S/SHARON F. WEINSTEIN
                                      --------------------------
                                   Name: Sharon F. Weinstein
                                   Title: Vice President


                                   NATIONAL CITY BANK


                                   By: /S/TERRI L. CABLE
                                       -------------------------
                                   Name: Terri L. Cable
                                   Title: Vice President/Senior Lending Officer


                                   BAYERISCHE LANDESBANK GIROZENTRALE


                                   By:/S/PETER OBERMANN
                                      --------------------------
                                   Name: Peter Obermann
                                   Title: Senior Vice President
                                          Manager Lending Division


                                   By:/S/SEAN O'SULLIVAN
                                      -----------------------------
                                   Name: Sean O'Sullivan
                                   Title: Second Vice President

                                  COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO BRANCH


                                  By: /S/J. TIMOTHY SHORTLY
                                      -----------------------------
                                  Name: J. Timothy Shortly
                                  Title: Senior Vice President

                                  By:/S/MARK MONSON
                                     -----------------------------
                                  Name: Mark Monson
                                  Title: Vice President



                                  THE SAKURA BANK, LIMITED

                                  By:/S/TAKAO OKADA
                                     -----------------------------
                                  Name: Takao Okada
                                  Title: Senior Manager


                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By:/S/FREDERICK J. CRAWFORD
                                     ----------------------------
                                  Name: Frederick J. Crawford
                                  Title: Vice President


                                  BANK OF MONTREAL

                                  By: /S/K.D. STREIFF
                                      ---------------------------
                                  Name: K.D. Streiff
                                  Title: Director


                                  U.S. NATIONAL BANK OF OREGON



                                  By:/S/DOUGLAS A. RICH
                                     ---------------------------
                                  Name: Douglas A. Rich
                                  Title: Vice President

                                  THE SUMITOMO BANK, LTD., CHICAGO BRANCH

                                  By:/S/HIROYUKI IWAMI
                                     -------------------------
                                  Name: Hiroyuki Iwami
                                  Title: Joint General Manager